SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 12, 2003


                         CIT Equipment Collateral 2000-2
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        333-74847                                        52-7109880
(Commission File Number)                      (IRS Employer Identification No.)

               c/o Chase Manhattan Bank USA, National Association
                            1201 North Market Street
                           Wilmington, Delaware 19801
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (302) 428-3372



                                       N/A
          (Former name or former address, if changed since last report)

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.
                  ----------------------------------

(c). Exhibits.

                  The following are filed herewith. The exhibit numbers correspond with items 601(b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------
99.1                                        Pool Data Report

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CIT EQUIPMENT COLLATERAL 2000-2


                                      By: Capita Corporation, as Servicer


                                      By:  /s/ Barbara Callahan
                                          -------------------------------
                                          Name:  Barbara Callahan
                                          Title: Vice President


Dated:   September 12, 2003

Exhibit 99.1 - Pool Data Report


CIT EQUIPMENT COLLATERAL 2000-2
GENERAL COMPOSITION
AT JUNE 30, 2003


                                                                WEIGHTED               WEIGHTED          AVERAGE
                                            CURRENT             AVERAGE                AVERAGE          REQUIRED
                 NUMBER                    REQUIRED             ORIGINAL               REMAINING          PAYOFF
                   OF                       PAYOFF                TERM                   TERM            AMOUNT
               CONTRACTS                    AMOUNT               (RANGE)                (RANGE)          (RANGE)
             -----------------       --------------------    ---------------     -----------------     ---------------
                 25,499                 $ 144,098,740          68.3 months           29.9 months            $5,651
                                                            (23 to 121 months)     (0 to 90 months)    ($0 to $992,540)




TYPE OF CONTRACT
AT JUNE 30, 2003

                                                                  % OF
                                                                   TOTAL                                    % OF
                                                NUMBER             NUMBER                REQUIRED         REQUIRED
                                                  OF                 OF                   PAYOFF           PAYOFF
TYPE OF CONTRACT                               CONTRACTS         CONTRACTS                AMOUNT           AMOUNT
--------------------------------           ---------------     ---------------      ---------------    -------------
True Leases                                      18,733            73.47%              $ 73,560,007         51.05%

Finance Leases                                    6,531            25.61                 44,382,137         30.80

Loans and other financing arrangements              235             0.92                 26,156,595         18.15
                                            -----------------------------------------------------------------------

    Total                                         25,499          100.00%             $ 144,098,740        100.00%
                                            =======================================================================


CIT EQUIPMENT COLLATERAL 2000-2
GEOGRAPHICAL DISTRIBUTION
(BASED ON OBLIGOR BILLING ADDRESS)
AT JUNE 30, 2003


                                                                   % OF
                                                                   TOTAL                                    % OF
                                                NUMBER             NUMBER               REQUIRED          REQUIRED
                                                  OF                 OF                  PAYOFF            PAYOFF
STATE                                         CONTRACTS          CONTRACTS               AMOUNT            AMOUNT
--------------------------------           ---------------     ---------------      ---------------     ------------
Alabama                                          275               1.08%            $ 1,073,698              0.75%
Alaska                                            53               0.21                 142,276              0.10
Arizona                                          293               1.15               2,400,433              1.67
Arkansas                                         131               0.51                 794,754              0.55
California                                     3,121              12.24              20,697,282             14.36
Colorado                                         470               1.84               2,567,507              1.78
Connecticut                                      453               1.78               2,114,369              1.47
Delaware                                         171               0.67                 245,614              0.17
District of Columbia                             204               0.80               1,204,336              0.84
Florida                                        1,586               6.22               9,692,298              6.73
Georgia                                          759               2.98               5,011,717              3.48
Hawaii                                            20               0.08                  23,720              0.02
Idaho                                             90               0.35                 558,743              0.39
Illinois                                         343               1.35               3,049,588              2.12
Indiana                                          331               1.30               2,406,654              1.67
Iowa                                              88               0.35                 386,189              0.27
Kansas                                           136               0.53               1,417,381              0.98
Kentucky                                         190               0.75                 773,858              0.54
Louisiana                                        170               0.67                 615,348              0.43
Maine                                             15               0.06                  55,980              0.04
Maryland                                         607               2.38               2,332,844              1.62
Massachusetts                                  1,070               4.20               5,611,008              3.89
Michigan                                       1,090               4.27               6,377,310              4.43
Minnesota                                        352               1.38               1,660,806              1.15
Mississippi                                      114               0.45                 680,063              0.47
Missouri                                         300               1.18               2,110,040              1.46
Montana                                           64               0.25                 478,611              0.33
Nebraska                                          92               0.36                 455,507              0.32
Nevada                                           138               0.54                 619,060              0.43
New Hampshire                                    168               0.66                 811,939              0.56
New Jersey                                     1,751               6.87              11,520,327              7.99
New Mexico                                       127               0.50                 424,633              0.29
New York                                       2,769              10.86              13,371,460              9.28
North Carolina                                   594               2.33               3,440,371              2.39
North Dakota                                      16               0.06                  98,964              0.07
Ohio                                             796               3.12               3,108,403              2.16
Oklahoma                                         213               0.84                 850,924              0.59
Oregon                                           257               1.01               3,760,506              2.61
Pennsylvania                                   1,507               5.91               5,771,063              4.00
Rhode Island                                     114               0.45                 455,093              0.32
South Carolina                                   238               0.93               2,129,826              1.48
South Dakota                                      26               0.10                 167,687              0.12
Tennessee                                        426               1.67               1,212,968              0.84
Texas                                          1,961               7.69               9,655,109              6.70
Utah                                             207               0.81               1,272,406              0.88
Vermont                                           66               0.26                 151,910              0.11
Virginia                                         667               2.62               5,190,167              3.60
Washington                                       464               1.82               3,166,915              2.20
West Virginia                                     94               0.37                 359,655              0.25
Wisconsin                                        276               1.08               1,558,671              1.08
Wyoming                                           36               0.14                  62,750              0.04
                                         -------------       ------------        ----------------        ------------
   Total                                      25,499             100.00%           $144,098,740            100.00%
                                         =============       ============        ================        ============


CIT EQUIPMENT COLLATERAL 2000-2
PAYMENT STATUS
AT JUNE 30, 2003


                                                                                      % OF
                                                                                      TOTAL                               % OF
                                                                      NUMBER          NUMBER            REQUIRED         REQUIRED
                                                                        OF              OF               PAYOFF           PAYOFF
DAYS DELINQUENT                                                      CONTRACTS       CONTRACTS           AMOUNT           AMOUNT
------------------------------------                              --------------   -------------    --------------     ------------
Current, including 1 to 30 day
   delinquent contracts                                                  23,246          91.16%       $ 137,980,963         95.75%

31-60 days delinquent                                                     1,082           4.24            2,775,527          1.93

61-90 days delinquent                                                       557           2.18            1,642,680          1.14

91-120 days delinquent                                                      292           1.15              741,886          0.51

Over 120 days delinquent                                                    322           1.26              957,684          0.66
                                                                   -------------    -----------    -----------------   -----------
   Total                                                               $ 25,499         100.00%       $ 144,098,740        100.00%
                                                                   =============    ===========    =================   ===========



TYPE OF EQUIPMENT
AT JUNE 30, 2003

                                                                                      % OF
                                                                                      TOTAL                               % OF
                                                                      NUMBER          NUMBER           REQUIRED         REQUIRED
                                                                        OF              OF              PAYOFF           PAYOFF
TYPES OF EQUIPMENT                                                  CONTRACTS       CONTRACTS           AMOUNT           AMOUNT
------------------------------------                              --------------   -------------    --------------     ------------
Telecommunications                                                   8,653           33.93%          $ 72,829,781          50.54%

Medical/Healthcare                                                     124            0.49             26,861,364          18.64

Computer & Point-of Sale                                            12,463           48.88             11,422,543           7.93

Automotive Diagnostic Equipment                                      1,932            7.58             10,943,024           7.59

General Office Equipment/Copiers                                     1,469            5.76              7,511,845           5.21

Construction                                                           130            0.51              3,932,341           2.73

Manufacturing                                                          217            0.85              3,322,237           2.31

Other (1)                                                              273            1.07              2,868,702           1.99

Printing                                                                46            0.18              1,642,670           1.14

Transportation                                                          38            0.15              1,057,789           0.73

Computer Software                                                       52            0.20                991,224           0.69

Commercial/Retail Fixtures                                             102            0.40                715,219           0.50
                                                              -------------    ------------       ----------------     -----------
   Total                                                          $ 25,499          100.00%         $ 144,098,740         100.00%
                                                              =============    ============       ================     ===========

(1) Includes $377,348 as the largest and $10,508 as the average Required Payoff Amount


CIT EQUIPMENT COLLATERAL 2000-2
REQUIRED PAYOFF AMOUNT
AT JUNE 30, 2003


                                                                                      % OF
                                                                                      TOTAL                               % OF
                                                                      NUMBER          NUMBER            REQUIRED         REQUIRED
                                                                        OF              OF               PAYOFF           PAYOFF
REQUIRED PAYOFF AMOUNT                                               CONTRACTS       CONTRACTS           AMOUNT           AMOUNT
------------------------------------                              --------------   -------------    --------------     ------------
0 - 5,000.00                                                          20,650          80.98%        $ 23,433,886         16.26%

5,000.01 - 10,000.00                                                   2,447           9.60           16,956,415         11.77

10,000.01 - 15,000.00                                                    869           3.41           10,580,004          7.34

15,000.01 - 25,000.00                                                    701           2.75           13,532,190          9.39

25,000.01 - 50,000.00                                                    434           1.70           14,909,860         10.35

50,000.01 - 100,000.00                                                   199           0.78           13,874,488          9.63

100,000.01 - 150,000.00                                                   73           0.29            9,052,656          6.28

150,000.01 - 250,000.00                                                   65           0.25           12,667,598          8.79

250,000.01 - 500,000.00                                                   39           0.15           13,302,388          9.23

500,000.01 - 1,000,000.00 (1)                                             22           0.09           15,789,255         10.96
                                                                  -----------     ----------     ----------------     ---------
   Total                                                              25,499         100.00%       $ 144,098,740        100.00%
                                                                  ===========     ==========     ================     =========

(1) Includes $992,540 as the largest Required Payoff Amount.




REMAINING TERM
AT JUNE 30, 2003
                                                                                      % OF
                                                                                      TOTAL                               % OF
                                                                      NUMBER          NUMBER            REQUIRED         REQUIRED
                                                                        OF              OF               PAYOFF           PAYOFF
REMAINING TERMS OF CONTRACT                                          CONTRACTS       CONTRACTS           AMOUNT           AMOUNT
------------------------------------                              --------------   -------------    --------------     ------------
(MONTHS)
 0- 12                                                                14,250            55.88%         $ 13,797,353           9.57%

13- 24                                                                 9,151            35.89            74,062,671          51.40

25- 36                                                                 1,970             7.73            26,951,062          18.70

37- 48                                                                    47             0.18             5,272,038           3.66

49- 60                                                                    16             0.06             2,056,102           1.43

73- 84                                                                    55             0.22            17,186,937          11.93

85- 93                                                                    10             0.04             4,772,577           3.31
                                                                  -----------       ----------        --------------      ---------
   Total
                                                                      25,499           100.00%        $ 144,098,740         100.00%
                                                                  ===========       ==========        ==============      =========


CIT EQUIPMENT COLLATERAL 2000-2
TYPES OF OBLIGOR
AT JUNE 30, 2003


                                                                                      % OF
                                                                                      TOTAL                               % OF
                                                                      NUMBER          NUMBER           REQUIRED         REQUIRED
                                                                        OF              OF              PAYOFF           PAYOFF
TYPE OF OBLIGOR                                                     CONTRACTS       CONTRACTS           AMOUNT           AMOUNT
------------------------------------                              --------------   -------------    --------------     ------------
Service Organizations(1)                                               10,561          41.42%         $ 52,125,218         36.17%

Medical/Healthcare                                                      1,286           5.04            34,401,944         23.87

Retail & Wholesale                                                      3,337          13.09            17,890,892         12.42

Manufacturing                                                           2,312           9.07            15,934,657         11.06

Financial Services                                                      1,661           6.51             7,334,201          5.09

Transportation                                                            808           3.17             7,256,488          5.04

Other(2)                                                                4,166          16.34             4,546,545          3.16

Construction                                                              837           3.28             2,078,219          1.44

Printing & Copy Centers                                                   241           0.95             1,143,938          0.79

Resources                                                                 194           0.76               770,053          0.53

Government                                                                 78           0.31               493,044          0.34

Machine Tools                                                              18           0.07               123,540          0.09
                                                                     ----------     ---------        --------------     ---------

   Total                                                               25,499         100.00%        $ 144,098,740        100.00%
                                                                     ==========     =========        ==============     =========

(1) Primarily Business Services (52%); Other Service Organizations (15%); Engineering, Accounting & Research (10%); Legal Services
    (5%); and Membership Organizations (5%).

(2) Includes $377,348 as the largest Required Payoff Amount belonging to a single obligor

     As shown in the table above, the servicer's records lists 3.16% of the total required payoff amount in the category of "Other"
types of obligor. The servicer notes that the collateral securing approximately 1.33% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately
1.83% of the required payoff amount. The depositor has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.




OBLIGOR CONCENTRATION


                                                                        % OF
                                                                        TOTAL                                % OF
                                                      NUMBER            NUMBER            REQUIRED          REQUIRED
OBLIGORS (INCLUDING CONTRACTS SECURING                  OF                OF               PAYOFF            PAYOFF
   VENDOR LOANS)                                     CONTRACTS         CONTRACTS           AMOUNT            AMOUNT
-------------------------------------------          --------------   -------------    --------------     ------------
Top 5                                                    149             0.58%           $ 6,094,123          4.23%

The Top 5 obligors conduct business in the Retail & Wholesale Trade, Medical/Healthcare and Service Organizations industries.


CIT EQUIPMENT COLLATERAL 2000-2
SCHEDULED PAYMENT
AT JUNE 30, 2003


            COLLECTION                     SCHEDULED                        COLLECTION                   SCHEDULED
              PERIOD                       CASHFLOWS                          PERIOD                     CASHFLOWS
------------------------------        -------------------         -------------------------       ----------------------
      Positive Rent Due                   3,437,242.70

              July-2003                   8,803,700.06                       April-2007                  458,250.69
            August-2003                   8,673,327.32                         May-2007                  431,838.83
         September-2003                   7,554,744.33                        June-2007                  423,354.24
           October-2003                   7,046,991.75                        July-2007                  425,290.19
          November-2003                   6,849,687.79                      August-2007                  362,174.53
          December-2003                   6,888,488.09                   September-2007                  394,963.21
           January-2004                   6,838,449.00                     October-2007                  343,832.75
          February-2004                   6,656,483.19                    November-2007                  343,832.75
             March-2004                   6,614,503.03                    December-2007                  343,832.75
             April-2004                   6,676,339.65                     January-2008                  343,832.75
               May-2004                   6,444,909.52                    February-2008                  343,832.75
              June-2004                   6,306,225.95                       March-2008                  343,832.75
              July-2004                   6,288,507.05                       April-2008                  343,833.75
            August-2004                   5,839,766.97                         May-2008                  340,878.15
         September-2004                   4,997,300.21                        June-2008                  340,878.15
           October-2004                   4,271,240.37                        July-2008                  340,878.15
          November-2004                   3,775,416.23                      August-2008                  340,878.15
          December-2004                   3,390,672.37                   September-2008                  340,878.15
           January-2005                   3,247,007.49                     October-2008                  340,878.15
          February-2005                   3,081,423.83                    November-2008                  340,878.15
             March-2005                   2,912,559.69                    December-2008                  340,878.15
             April-2005                   2,629,099.85                     January-2009                  340,878.15
               May-2005                   2,173,396.78                    February-2009                  340,878.15
              June-2005                   1,701,884.49                       March-2009                  340,878.15
              July-2005                   1,262,345.02                       April-2009                  340,878.15
            August-2005                     826,088.29                         May-2009                  340,878.15
         September-2005                     669,515.59                        June-2009                  340,878.15
           October-2005                     623,201.61                        July-2009                  340,878.15
          November-2005                     599,827.54                      August-2009                  340,878.15
          December-2005                     590,033.45                   September-2009                  340,878.15
           January-2006                     587,833.58                     October-2009                  331,539.45
          February-2006                     556,757.98                    November-2009                  305,876.67
             March-2006                     554,242.73                    December-2009                  301,588.79
             April-2006                     552,203.16                     January-2010                  301,588.79
               May-2006                     536,327.13                    February-2010                  301,588.79
              June-2006                     540,393.50                       March-2010                  361,250.22
              July-2006                     523,285.62                       April-2010                  267,312.78
            August-2006                     517,735.90                         May-2010                  190,861.32
         September-2006                     502,913.16                        June-2010                  209,515.42
           October-2006                     496,685.70                        July-2010                   71,862.37
          November-2006                     470,968.52                      August-2010                   14,514.11
          December-2006                     449,377.01                   September-2010                   14,514.11
           January-2007                     449,377.01                     October-2010                   14,514.11
          February-2007                     449,377.01                    November-2010                   14,514.11
             March-2007                     442,614.85                    December-2010                   14,514.11
